Capital Management	6 Months Ended
Dec. 31, 2021
Disclosure of Capital Management [Abstract]
CAPITAL MANAGEMENT

NOTE 3 – CAPITAL MANAGEMENT

The Company’s objective when managing capital is to safeguard the Company’s ability to continue as a going concern such that it can provide returns for shareholders and benefits for other stakeholders. The management of the capital structure is based on the funds available to the Company in order to support the acquisition, exploration and development of mineral properties and to maintain the Company in good standing with the various regulatory authorities. In order to maintain or adjust its capital structure, the Company may issue new shares, sell assets to settle liabilities, issue debt instruments or return capital to its shareholders. The Company monitors its capital structure and adjusts in light of changes in economic conditions and the risk characteristics of the underlying assets.